TRADE PROCESSING AGREEMENT

     This Agreement is entered into as of May 28, 2004 and among Fifth Third Funds (the "Trust"), a Massachusetts business trust, American United Life ("Administrator"), an Indiana Insurance Co., and Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), with respect to each currently existing investment portfolio of the Trust and each investment portfolio of the Trust that may be established from time to time (such investment portfolios being individually referred to herein as the "Fund" and collectively as the "Funds.")

            The Trust is a registered management investment company.

    Fifth Third Bank serves in the capacity of Transfer Agent for the Trust.

     Administrator provides administrative services comprised of, but not limited to, recordkeeping, reporting and processing services (the "Administrative Services") to qualified employee benefit plans (the "Plans"). Administrative Services for each Plan include processing and transfer arrangements for the investment and reinvestment of Plan assets in investment media specified by an investment adviser, sponsor or administrative committee of the Plan (a "Plan Representative") generally upon the direction of Plan beneficiaries (the "Participants").The Administrative Services are provided by Administrator under service agreements with various Plans.

     The Trust, Administrator and Fifth Third desire to facilitate the purchase and redemption of shares of the Funds (the "Shares") on behalf of the Plans and their Participants through one or more accounts (not to exceed one per Plan) in each Fund (individually an "Account" and collectively the "Accounts"), subject to the terms and conditions of this Agreement.

     Accordingly, the parties hereto agree as follows:

     1. Performance of Services. Administrator agrees to perform the administrative services and functions specified in Schedule A attached hereto (the "Services") with respect to Shares owned by Plans and included in the Accounts.

     2. Pricing Information. Fifth Third or its designee will furnish Administrator, subject to availability, on each business day that the New York Stock Exchange is open for business ("Business Day"), with (i) net asset value information for each Fund as of the close of regular trading (currently 4 :00 p.m. Eastern Time) on the New York Stock Exchange or at such other times at which a Fund's net asset value is calculated as specified in such Fund's prospectus (the "Close of Trading"), and (ii) dividend and capital gains information for each Fund as it becomes available. Fifth Third or its designee shall provide such information, subject to availability, to Administrator by 7:00 p.m. Eastern Time on the same Business Day. Fifth

Third  or  its  designee  will  provide  Administrator   annually  with  a  fund
distribution calendar for dividends and capital gains.

     3. Orders; Distributions. Upon the receipt of instructions from Participants or Plan Representatives, Administrator shall date and time stamp such instructions and shall transmit to Fifth Third or its designee orders to purchase or redeem Shares for specified Accounts on the basis of those instructions. Administrator agrees that orders for net purchases or net redemptions of Shares for each specified Account derived from instructions received in proper form by Administrator from Participants or Plan Representatives prior to the Close of Trading on any given Business Day shall be processed that same evening and transmitted to Fifth Third or its designee by 7 :00 a.m. Eastern Time on the next Business Day. Administrator agrees that payment for net purchases of Shares attributable to all orders executed for the Accounts shall be wired by Administrator or its designee to a custodial account designated by Fifth Third no later than 3:00 p.m. Eastern Time on the Business Day following the Business Day that instructions in proper form are received and processed by Administrator. If payment for a net purchase of Shares is not wired by the time set forth in the preceding sentence, Fifth Third reserves the right to cancel the trade. Subject to Administrator's compliance with the foregoing, Administrator will be considered an agent for the Trust and the Business Day on which instructions are received in proper form by Administrator from Participants or Plan Representatives by the Close of Trading will be the date as of which Shares will be purchased and redeemed as a result of such instructions. Instructions received in proper form by Administrator from Participants or Plan Representatives after the Close of Trading on any given Business Day shall be treated as if received on the next following Business Day. Dividends and capital gains distributions will be issued in additional shares of the applicable Fund at net asset value in accordance with each Fund's then-current prospectus.

     4. Maintenance of Records. Each Party or its designee shall maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Services and in making Shares available to the Plans. Upon the request of the Trust or its designee, Administrator shall provide copies of all the historical records relating to transactions between the Funds and the Plans, written communications regarding the Funds to or from such Plans and other materials, in each case (i) as are maintained by Administrator in the ordinary course of its business and in compliance with laws and regulations governing transfer agents, and (ii) as may reasonably be requested to enable the Trust or its representatives, including without limitation its auditors or legal counsel, to (a) monitor and review the Services, (b) comply with any request of a governmental body or self-regulatory organization or a Plan; (c) verify compliance by Administrator with the terms of this Agreement, (d) make required regulatory reports, or (e) perform general customer supervision. Administrator agrees that it will permit the Trust or such representatives to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the Services.

     5. Compliance with Laws. At all times, Administrator shall comply with all laws, rules and regulations applicable to a transfer agent under the Federal securities laws, including without limitation, requirements for delivery of prospectuses (which term includes prospectus supplements). Whether or not required by applicable law, Administrator shall deliver or arrange for the delivery of prospectuses to Plan Representatives and to Participants in Participant-directed Plans.

     6. Representations With Respect to Funds. Administrator and its agents and representatives shall not make any representations concerning a Fund or the Shares except those contained in the then-cUlTent prospectus of such Fund and in current Fund sales literature

     7. Relationship of Parties. Except to the extent provided in Section 3, it is understood and agreed that all Services performed hereunder by Administrator shall be as an independent contractor and not as an employee or agent of Fifth Third or the Trust, and none of the parties shall hold itself out as an agent of any other party with the authority to bind such party.

     8. Use of Fifth Third' Name. Except as otherwise expressly provided for in this Agreement, Administrator shall not use, nor shall it allow its employees or agents to use any name, logo, trademark, service mark or other proprietary designation of Fifth Third, any affiliate of Fifth Third, or any products or services sponsored, managed, advised, administered, or distributed by Fifth Third or any of its affiliates, for advertising, trade, or any other purposes whatsoever without the express prior written consent of Fifth Third.

     9. Fees and Expenses. No fees or expenses will be considered for the services rendered hereunder.

     10. Termination. This Agreement shall terminate

     (a) at the option of the Trust, Administrator or Fifth Third upon 60 days' advance written notice to the other parties hereto; or

     (b) in the event of a material breach that has not been cured within 10 days following a written notice of breach to the breaching party.

     11.  Indemnification.  Administrator  agrees to indemnify and hold harmless
Fifth Third, the Trust, the Trust's investment advisers, the Trust's adminstrators, and each of their directors, trustees, officers, employees, agents and each person, if any, who controls them within the meaning of the Securities Act of 1933, as amended (the "Securities Acf'), against any losses, claims, damages, liabilities or expenses to which an indemnitee may become subject insofar as those losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any orders that are not timely transmitted by Administrator in accordance with Section 3 of this Agreement or any trades that are cancelled by Fifth Third based upon payments for purchases of Shares that are not timely wired; (ii) Administrator's negligence or willful misconduct in performing the Services;
(iii) any breach by Administrator of any material representation, warranty or covenant made in this Agreement or (iv) any requests that are submitted by duly authorized representatives of Administrator on behalf of Participants or Plan Representatives for transaction adjustments (including, but not limited to, the pricing of net purchases or net redemptions of Shares on an ''as of' basis). Administrator will reimburse the indemnities for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending such losses, claims or actions. In addition, the Trust and Fifth Third agree to indemnify and hold harmless the Administrator against any and all losses, damages, liabilities or expenses that arise out of or are based upon a pricing error due to incorrect pricing information provided by Fifth Third or the Trust to Administrator.

     12. Additional Representations. Warranties and Covenants. Each party represents that (a) it is free to enter into this Agreement and that by doing so it will not breach or otherwise impair any other agreement or understanding with any other person, corporation or other entity and (b) it has full power and authority under applicable law, and has taken all action necessary, to enter into and perform this Agreement. Administrator further represents, warrants and covenants that:

     (i) the arrangements provided for in this Agreement will be disclosed to the Plans through their representatives;

     (ii) it will not be a "fiduciary" of any Plan with respect to the provision of the Administrative Services, the Services or with respect to a Plan's purchase of Shares, as such term is defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
     Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code");

     (iii) it is not required to be registered as a broker-dealer or a transfer agent under the 1934 Act or any applicable state securities laws, including as a result of entering into and performing the Services set forth in this Agreement; and

     (iv) it has adopted and implemented internal controls reasonably designed to prevent instructions received from Participants or Plan Representatives on a given Business Day after the Close of Trading from being aggregated with the order for net purchases or net redemptions of Shares for that Business Day.

     The Trust further represents, warrants and covenants that the Trust is registered as an investment company under the Investment Company Act of 1940, as amended, and its Shares are registered under the Securities Act. Also, the Trust further represents, warrants and covenants that it will comply with its code of ethics. The Trust and Fifth Third represent, warrant and covenant that they will comply, in all material respects, with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the

Investment Advisers Act of 1940 as such are applicable to the Trust and Fifth Third. The Trust represents, warrants, and convenants that the registration statement for the Funds is accurate in all material respects.

     13. Notice. Each notice required by this Agreement shall be given in writing and delivered by certified mail or courier service, return receipt requested, to the other parties at the following addresses or such other addresses that may be furnished:

If to the Trust:
Fifth Third Funds
3435 Stelzer Road, Suite 1000
Columbus, Ohio 43219-8011

If to Administrator:
American United Life
One American Sq
Indianapolis, IN 46206
ATTN: Maura Kautsky

If to Fifth Third Bank:

Fifth Third Funds
38 Fountain Square Plaza
MDlO90EF
Cincinnati, Ohio 45263
Attn: Fifth Third Funds Administration

A notice given pursuant to this Section 13 shall be deemed given immediately when delivered personally, three days after the date of certified mailing, or one day after delivery by courier service.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Indiana.

     15. General Provisions. This Agreement contains the full and complete understanding of the parties and supersedes all prior representations, promises, statements, arrangements, agreements, warranties and understandings between the parties with respect to the subject matter hereof, whether oral or written, express or implied. This Agreement may be modified or amended, and the terms of this Agreement may be waived, only by writing signed by each parties. This Agreement shall not be signed by either party hereto, without the prior written consent of the other party hereto. The provisions of
Section 4 and 11 shall survive termination of this agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of this day of.


FIFTH THIRD FUNDS

By:
Title:

ADMINISTRATOR
By:
Title:

FIFTH THIRD BANK
By:
Title:


                                   Schedule A

                                  The Services

Administrator shall perform the following services, all in accordance with the terms of this Agreement:

     1.  Maintain  separate  records for each plan,  which records shall reflect
Shares   purchases  and   redeemed,   including  the  date  and  price  for  all
transactions, and Share balances.

     2. Disburse or credit to the Plans, and maintain records of, all proceeds of redemption of shares and all other distributions not reinvested in Shares.

     3. Prepare, and transmit to the Plans or the Trustee of the Plan, periodic account statements showing the total number of Shares owned by each Plan as of the statement closing date, purchases and redemptions of Shares by the Plan during the Period covered by the statement, and the dividends and other distributions paid to the Plan during the statement period (whether paid in case or reinvested in Shares.)

     4. Transmit to the transfer agent of each Fund purchase orders and redemption requests placed by Plans.

     5. Transmit to Fifth Third or the Funds or any of the agents designated by any of them such periodic reports as Fifth Third or any Fund shall reasonable conclude is necessary to enable Fifth Third or such Fund to comply with federal or Blue Sky Requirements.

     6. Transmit to the Plans or Plan's Trustee, confirmations of purchase orders and redemption requests placed by the Plans.

     7. Maintain all account balance information for the Plans and daily and monthly purchase summaries expressed in Shares and dollar amounts.

     8. Settle purchase order and redemption requests placed by Administrator on behalf of the Plans in accordance with the terms of each Fund's prospectus.

     9. Prepare file or transmit all Federal, state and local government reports and returns as required by law with respect to each account maintained on behalf of a Plan.

                   GROUP RETIREMENT ANNUITY SELLING AGREEMENT


You have invited us, Fifth Third Securities to enter into a business relationship to assist in the sale of the group retirement annuity contracts (A401 Contracts@) listed on Appendix AA@ for AMERICAN UNITED LIFE INSURANCE COMPANY' (AAUL@) on the following terms:


     1. We represent that we are a properly registered and licensed broker or dealer under applicable federal and state securities laws and regulations and a member in good standing of the National Association of Securities Dealers, Inc. (ANASD@) and agree to notify you immediately if we cease to be so registered or licensed or a member in good standing of the NASD.


     2. We agree to abide by all rules and regulations of the NASD, including its Rules of Conduct, and to comply in all material respects with all applicable federal and state law, rules and regulations governing the sale of group retirement annuity contracts under ' 401 of the Internal Revenue Code which are exempt from registration under federal securities laws.


     3. We will sell the 401 Contracts only in those jurisdictions in which AUL notifies us that the 401 Contracts are approved or qualified for sale and only through our duly licensed registered representatives in accordance with the rules of the NASD. A registered representative will not sell a 401 Contract without first obtaining all of the required licenses in states where sales are to be made and being appointed by AUL to sell the 401 Contracts, if such appointment is required by state law.


     4. All applications for 401 Contracts received by us will be remitted promptly by us to AUL at such address AUL may from time to time designate. It is understood that initial and subsequent payments for 401 Contracts should be remitted by the Contract holder directly to AUL and any such payments received by us will be promptly remitted to AUL.


     S. All applications for 401 Contracts are subject to acceptance or rejection by AUL at its sole discretion. Any 401 Contract application which is rejected by AUL and any initial contributions that accompanied such Contract application will be returned to the Contract holder directly by AUL. AUL will pay commissions directly to us with respect to the sale of 401 Contracts at rates set forth in the compensation schedule in Appendix A, which may be amended by AUL from time to time for payments to be received on future 401 Contract sales. We will not offset and/or recover any amounts owed to us by AUL from payments received under 401 Contracts. We will return any compensation paid to us for a 401 Contract rejected by AUL or returned within the Afree look@ provision of the 401 Contracts.


     6. AUL will provide information and marketing assistance to us, including providing us with reasonable quantities of advertising materials and sales literature describing the 401 Contracts. We agree not to create or use sales literature or advertising material -which has not been approved by AUL before we use it or that mentions AUL without AUL=s prior written consent.


     7. We understand that with respect to the services we are to perform under this Agreement, we are acting in the capacity of an independent contractor and not as an employee or subsidiary of AUL.


     8. Both we and AUL may cancel this Agreement at any time upon written notice, effective upon receipt, to the other. This Agreement will terminate automatically if we are not a member in good standing of the NASD or if we are no longer a broker dealer under federal securities laws.


     9. AUL agrees to indemnify, defend, and hold us harmless from any and all losses, claims, liabilities and expenses, including legal expenses, incurred by reason of any nonperformance of the terms of a 401 Contract, the illegality of any policy issued by AUL, any violation by AUL of applicable federal or state laws, regulations or requirements pertaining to sales materials or advertising of exempt securities, including any untrue statement of material fact or failure to state a material fact, a material breach of any of the terms of this Agreement, or the fraud, deception, gross negligence or wrongful conduct of AUL which causes such .a loss, claim, liability, or expense to us

     10. We agree to indemnify, defend, and hold AUL harmless from any and all losses, claims, liabilities and expenses, including legal expenses, incurred by reason of any misrepresentation of the terms of a 401 Contract, a material breach of any of the terms of this Agreement, or the fraud, deception, gross negligence or wrongful conduct of us or of any of our registered representatives which causes such a loss, claim, liability, or expense to AUL.

     11. In a situation where a court or arbitration panel finds that both of us are responsible for a loss to a 401 Contract holder, each of us agrees to be responsible for and to pay for our respective portion of the loss or damage caused or suffered by the 401 Contract holder or a Participant under a 401 Contract.

     12. We agree to keep such books and records as may be required to sell the 401 Contracts and to make our records available to AUL at AUL's request.

     13. We agree to cooperate in resolving customer complaints and to promptly send all complaints received by us to AUL.

     14. This Agreement shall be governed by the laws of the State of Indiana. In the event of a dispute concerning any provision of this Agreement, which AUL and we are unable to resolve, either party may require the dispute to be submitted to binding arbitration under the commercial arbitration provisions of the NASD.


     15. This Agreement may be amended only by the mutual written agreement of the parties hereto.

     16. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision of the Agreement.

     17. Neither party hereto may assign this Agreement without the advance written consent of the other party.


     18. All communications to us should be sent to (Name of Broker-Dealer) Fifth Third Securities (Address) 38 Fountain Square Plaza, Cincinnati, OH 45263. Any notice to AUL shall be duly given if mailed or otherwise sent to AUL at American United Life Insurance Company (7), One American Square, P.O. Box 368, Indianapolis, IN 46206-0368.

Fifth Third Securities                   American United Life Insurance Company
(Name of Broker Dealer)

By:                                          By:
(Authorized Signature)                  (Authorized Signature)

Printed Name                            Printed Name

Title:                                   Title:

Date:                                    Date:


Federal Tax ID Number

                        INSTITUTIONAL SERVICES AGREEMENT

This Agreement effective as of May 28 2004, between American United Life Insurance Company ("Administrator"), an Indiana corporation, Fifth Third Asset Management, Inc. ("FTAM"), an Ohio corporation, and Fifth Third Bank ("FTB"), an Ohio corporation.


     WHEREAS, FTAM serves as the investment adviser to the Fifth Third Funds (the "Fund Company"), a registered investment company;


     WHEREAS, FTB serves as the administrator to the Fund Company;

     WHEREAS, FTAM and FTB (collectively referred to herein as "Fifth Third") wish to have the Administrator perform certain recordkeeping, shareholder communication, and other services on Fifth Third's behalf and on behalf of each of the series or classes of shares, if any, listed on Schedule I, as amended from time to time (such series or classes being referred to as the "Fund(s)"); and

     WHEREAS, Administrator is willing to perform such services on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:


1.       Services

     During the term of this Agreement, Administrator shall perform the services set forth on Exhibit A hereto, as such exhibit may be amended from time to time by mutual consent of the parties (the "Services").


2.       Fees

     For the Services, Administrator shall receive a fee (the "Fee") which shall be calculated and paid in accordance with Exhibit B hereto. Should Exhibit A be amended to revise the Services, the parties shall also amend Exhibit B, if necessary, in order to reflect any changes in the Fee.


3.      Transaction Charges

     Administrator shall not, during the term of this Agreement, assess against or collect from its customers any transaction fee upon the purchase or redemption of any Fund's shares that are considered in calculating the Fee, except as otherwise provided in the prospectus for the Fund(s).


4.       Indemnification

          a. Administrator shall indemnify and hold harmless Fifth Third and their directors, officers, employees, and agents ("Indemnified Parties") from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of (i) Administrator's dissemination of information regarding Fifth Third or a Fund that is materially incorrect and that was not provided to Administrator, or approved, by Fifth Third, its affiliated persons ("Affiliates") as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), or agents, (ii) any breach by Administrator of any representation, warranty or agreement contained in this Agreement or (iii) Administrator's willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses result from the negligence, willful misconduct or breach of this Agreement by an Indemnified Party.

          b.  In  any  event,   no  party  shall  be  liable  for  any  special,
     consequential or incidental damages.


5.       Role and Relationship of Administrator

          The parties acknowledge that the Services under this Agreement are recordkeeping, shareholder communication and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act. This Agreement does not grant Administrator any right to purchase shares from any Fund (although it does not preclude Administrator from purchasing any such shares), nor does it constitute Administrator an agent of Fifth Third or any Fund for purposes of selling shares of any Fund to any dealer or the public. To the extent Administrator is involved in the purchase of shares of any Fund by Administrator's customers, such involvement will be as agent of such customer only.


6.      Notices

          All notices required by this Agreement shall be in writing and delivered via certified mail, return receipt requested. All such notices shall be made:

        if to Administrator, to:    American United Life Insurance Company
                                    One American Square
                                    Indianapolis, IN 46282
                                    Attention: John C. Swhear, Esq.


         if to Fifth Third, to the address given below in the signature block.

7.       Nonexclusivity

          Each party acknowledges that the other may enter into agreements similar to this Agreement with other parties for the performance of services similar to those to be provided under this Agreement, unless otherwise agreed to in writing by the parties.

8.       Assignability

          This Agreement is not assignable by any party without the other parties' prior written consents and any attempted assignment in contravention hereof shall be null and void; provided, however, that Administrator may, without the consent of Fifth Third, assign its rights and obligations under this Agreement to any Affiliate.

9.       Exhibits and Schedules

          All Exhibits and Schedules attached to this Agreement, as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement.

10.      Entire Agreement; Amendment

          This Agreement, (including the Exhibits and Schedules hereto), constitute the entire agreement between the parties as to the subject matter hereof and supersede any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the time at which this Agreement has been executed and delivered by Administrator and Fifth Third. This Agreement and the Exhibits and Schedules hereto may be amended only by a writing executed by each party hereto that is to be bound by such amendment.

11.      Governing Law

          This Agreement will be governed by and interpreted under the laws of the State of Indiana as applied to contracts entered into and to be performed entirely within that state.


12.      Counterparts

          This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

13.      Effectiveness of Agreement; Termination

               a. This Agreement will become effective as to a Fund as of the later of (i) the date set forth on Schedule I opposite the name of the Fund or (ii) such later date as Administrator may, in its discretion, designate.

               b. This Agreement may be terminated as to a Fund by any party (i) upon sixty (60) days' written notice to the other parties or (ii) upon such shorter notice as is required by law, order, or instruction by a court of competent jurisdiction or a regulatory body or selfregulatory organization with jurisdiction over the terminating party or (iii) automatically, effective on the day following the termination of any shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act ("Shareholder Servicing Plan") by any Fund that has a Shareholder Servicing Plan in effect as of the effective date of this Agreement, provided that a portion of the Fee is paid pursuant to the Shareholder Servicing Plan.

               c. After the date of termination as to a Fund, Fifth Third will not be obligated to pay the Fee with respect to any shares of the Fund that are first held in Administrator customer accounts after the date of such termination. Fifth Third will remain obligated to pay Administrator the Fee as to each share of the Fund that was considered in the calculation of the Fee as of the date of termination (a "Pre-Termination Share"), for so long as such PreTermination Share is held in any Administrator customer account and Administrator continues to perform substantially all of the Services as to such Pre-Termination Share. Further, for so long as Administrator continues to perform the Services as to any Pre-Termination Shares, this Agreement will otherwise remain in full force and effect as to such Pre-Termination Shares. Fifth Third shall reimburse Administrator promptly for any reasonable expenses Administrator incurs in effecting any termination of this Agreement, including delivery to Fifth Third of any records, instruments, or documents reasonably requested by Fifth Third.

     IN WITNESS WHEREOF, the parties have executed this Agreement by a duly authorized representative of the parties hereto. FIFTH THIRD SECURITIES, INC. FIFTH THIRD BANK By: By: Name: Name: Title: Title:

                                               Address: 38 Fountain Square Plaza
                                                          Cincinnati, Ohio 45263
                                                            Attention: Rick Ille
FIFTH THIRD ASSET MANAGEMENT, INC.


By:
Name:
Title:
Address:          38 Fountain Square Plaza
                  Cincinnati, Ohio 45263
                  Rick Ille

                                    EXHIBIT A
                                    SERVICES

1.       Record Maintenance

     Administrator shall maintain the following records with respect to a Fund for each customer who holds Fund shares in an Administrator brokerage account:

          a. Number of shares;

          b. Date, price and amount of purchases and redemptions (including dividend reinvestments) and dates and amounts of dividends paid for at least the current year to date;

          c. Name and address of the customer, including zip codes. and social security numbers or taxpayers identification numbers;

          d. Records of distributions and dividend payments;

          e. Any transfers of shares;

          f. Overall control records;

          g.   Records  of  the  date  and  time  of  all  orders   received  by
          Administrator;

          h. The number of Administrator brokerage accounts which contain Qualifying Shares, (as defined in Exhibit B hereto), on a monthly basis.

     Administrator shall provide the information described in item h. above to Fifth Third on a monthly basis in connection with invoicing for payment of the Fee.


2.       Shareholder Communications


Administrator shall:

     a. Provide, to a shareholder mailing agent employed by each Fund for the purpose of mailing certain Fund-related materials, the names and addresses of all Administrator customers who hold shares of such Fund in their Administrator brokerage accounts. Such shareholder mailing agent shall be a person or entity engaged by such fund and the Fund-related materials to be sent by such agent shall consist of updated prospectuses and any supplements and amendments thereto, annual and other periodic reports, proxy or information statements and other appropriate shareholder communications.

     b. Mail current Fund prospectuses and statements of additional information and annual and other periodic reports upon customer request and, as applicable, with confirmation statements;

     c. Mail statements to customers on a monthly basis (or, as to accounts in which there has been no activity in a particular month, no less frequently than quarterly) showing, among other things, the number of shares of each Fund owned by such customer and the net asset value of such Fund as of a recent date;

     d. Produce and mail to customers confirmation statements reflecting purchases and redemptions of shares of each Fund in Administrator brokerage accounts;

     e. Respond to customer inquiries regarding, among other things, share prices, ' account balances, dividend amounts and dividend payment dates; and

     f. With respect to Fund shares purchased by customers after the effective date of this Agreement, provide average cost basis reporting to the customers to assist them in preparation of income tax returns.

3.       Transactional Services

     Administrator shall communicate, as to shares of each Fund, purchase, redemption and exchange orders reflecting the orders it receives from its customers. Administrator shall also communicate, as to shares of each Fund, mergers, splits and other reorganization activities.

4.       Tax Information Returns and Reports

     Administrator shall prepare and file with the appropriate governmental agencies, such information, returns and reports as are required to be so filed for reporting (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and (iii) gross proceeds of sales transactions as required.

5.       Fund Communciations

     Administrator shall, on a daily basis and for each Fund, report the number of shares on which the Fee-is to be paid pursuant to this Agreement and the number of shares on which no such Fee is to be paid. Administrator shall also provide each Fund with monthly summaries of reports. Such summaries shall be expressed in both shares and dollar amounts.

                                   EXHIBIT B

                               Calculation of Fee


     1. The Fee shall be calculated by multiplying the Daily Value of Qualifying Shares (defined below) times the appropriate Fee Rate (indicated below). The Fee shall be computed daily and paid monthly in arrears.

     2. The Daily Value of Qualifying Shares is the aggregate daily value of all shares of the Fund held in Administrator brokerage accounts, subject to the following exclusions ("Qualifying Shares"). There shall be excluded from the shares (i) shares as to which a brokerage customer paid Administrator a transaction fee upon the purchase of such shares, (ii) shares held in an Administrator brokerage account prior to the effective date of this Agreement as to the Fund and (iii) shares first held in an Administrator brokerage account after the termination of this Agreement as to the Fund.

     3. The Fee Rate is determined based on the aggregate value of the Qualifying Shares of all Funds listed on all Schedule I's, as amended from time to time as of the prior review date. The review dates are December 31 and June
30. The Fee Rate is effective from the next business day following the review date up to and including the next review date. The Fee Rates are as follows:

Aggregate Value of Qualifying Shares              Fee Rate


Up to and including $ million                    basis points per annum


Over $ million                                   basis points per annum


The rate scale is not intended to produce a "blended rate". Rather, once a threshold is reached, the rate applicable to the total amount of assets will be used for all assets. Thus, if the aggregate value of Qualifying Shares of all such Funds is $_ million as of a review date, the Fee Rate will be _ basis points (to be applied to the Daily Value of Qualifying Shares) until the next review date.

     4. For purposes of this Exhibit, the daily value of the shares of each Fund will be the net asset value reported by such Fund to the National Association of Securities Dealers, Inc. Automated Quotation System. No adjustments will be made to the net asset values to correct errors in the net asset values so reported for any day unless such error is corrected and the corrected net asset value per share is reported to Administrator before 5 o'clock, p.m., Eastern Standard time, on the first business day after the day to which the error relates.

     5. At the request of Fifth Third, Administrator shall provide, on each business. day, a statement detailing the calculation for each Fund, the aggregate value of the Qualifying Shares of each Fund and the amount of the Fee for each Fund. As soon as practicable after the end of the month, Administrator shall also provide to Fifth Third an invoice for the amount of the Fee due for each Fund. In the calculation of such Fee, Administrator's records shall govern unless an error can be shown in the number of shares used in such calculation.

     6. Fifth Third shall pay Administrator the Fee within thirty (30) days after Fifth Third's receipt of such statement: Such payment shall be by wire transfer, unless the amount thereof is less than $250. Such wire transfers shall be separate from wire transfers of redemption proceeds or distributions under the Operating Agreement. Amounts less than $250 may, at Fifth Third's discretion, be paid by check.

                                   SCHEDULE I
                    TO THE INSTITUTIONAL SERVICES AGREEMENT



Fund                                                          Effective Date



Indicates  that Fund is a "no  load" or "no sales  charge"  Fund as  defined  in
Section 26 of the NASD's Rules of Fair Practice.


                                                             By:
                                                             Name:
                                                             Title:
                                                             Date:


Acknowledged by

                                                       Accepted by ADMINISTRATOR

By:
Name:
Title:
Date:

                                DATA SHEET FOR A
                      BROKER-DEALER SELLING AGREEMENT WITH
                     AMERICAN UNITED LIFE INSURANCE COMPANY

To enter into a selling agreement with American United Life Insurance Company, please provide responses to the following statements and supply the information or materials requested.

     1. Name of Broker-Dealer (B/D) Fifth Third Securities

     2. Address 38 Fountain Square Plaza Cincinnati OH 45263

     Telephone Number 513-534-8854 Fax Number 513-534-0890

     Federal Tax ID 31-085-4433 E-mail Address

     3. Name of Administrative Contact Vicki Loew

     Telephone Number 513-534-8854 Fax Number 513-534-0890

     E-Mail Address vivki.loew@53.com

     4. Name of Licensing Contact Person Lori Pegg

     Telephone Number 513-534-1885 Fax Number 513-534-0890

     E-Mail Address lori.peggc@53.com

     5. Name of Registered Representative Initiating this Request for a Selling Agreement Paul Dietz

     Address 251 N Illinois Street, Ste. 1000 Indianapolis, IN 46204

     Telephone Number 317-383-2044 Fax Number 317-383-2169

     Email Address: Paul.Dietz@53.com

     6. Number of Registered Representatives 3 Number of Branch Offices 1

     7. Has any court, regulatory agency or exchange ever entered an order against B/D or any of its licensed entities, related to investments or fraud? NO

     8. Has the B/D or any of its licensed entities ever filed bankruptcy? NO

     9. Has the B/D or any of its licensed entities ever applied for a bond and had the application denied or had a bond canceled or revoked? NO

     10.  Provide   Commission  Detail  Listing  to  You  and  your  Registered
Representatives for business assigned to them

                          CHECKLIST FOR BROKER-DEALER

Please complete, sign and return this Data Sheet with the following documents:

     B/D's current Life and Variable Corporate Insurance Licenses for the resident state all other states where business is to be conducted, AND all affiliated entities who are licensed as insurance agencies.

     Please provide a list of all affiliated entities and their Federal Tax ID (attach a seperate page if additional entries are needed)

Licensed Third Party Entity and Address         Tax Identification Number
Fifth Third Insurance Agency, Inc.              ID 31-1282942

     Note: If a third party agency is to receive commissions from AUL and the B/D does not sign Exhibit B in the Selling Agreement from the B/D's legal counsel will be required identifying the no action letter relied upon confirmation that each of the circumstances set forth in the no action letter have been complied with a representative that B/D's operst on identical or meets the criteria of letter being relied on, and that to teh best of counsel's knowledge and belief that the SEC has not responded or modified its no action and that the letter was orignally released.

     Payment of compensation must be paid to a licensed and appointed agency adn will not be paid to a branch manager.

                           Checklist for Individuals

     Before you registered representatives may solicit, offer and sell AUL variable contracts, we must appoint them and receive notice that their appointment is effective with the state insurance department for the state or states in which they will be selling. Appointment laws and the time it takes to be appointed vary widely with each state. AUL policy prohibits accepting any variable application prior to the effective date of appointment through AUL.

     AUL needs the following information for each registered representative and or licensed officer/agent of B/D who has expressed an interest in selling our products:

     Copy of each representative's current life, health and variable contracts and LTC Certificate (if applicable) for each state in which he or she intends to solicit, offer and sell AUL products.

     Signed state appointment form, if applicable (AL if disciplinary history, GA, MA and WV nonresident)

     Completed "Appointment Application for Individuals for each representative.

     The broker/dealer authorizes AUL to review its NASD CRD Form B/D including registrations and disciplinary history of the Broker/Dealer or associated persons.

Attested to by:
                    Signature                   Date:

                   Printed Name and Title: (must be an officer or broker/dealer)




PLEASE RETURN THESE FORMS TO: Gerri-Hanson, 718 A, American United Life Insurance Company, PO Box 368, Indianapolis, IN 46206-0368,
Telephone Number 317-285-1014.


                        INSTITUTIONAL SERVICES AGREEMENT

This Agreement effective as of May 28 2004, between American United Life Insurance Company ("Administrator"), an Indiana corporation, Fifth Third Asset Management, Inc. ("FTAM"), an Ohio corporation, and Fifth Third Bank ("FTB"), an Ohio corporation.


     WHEREAS, FTAM serves as the investment adviser to the Fifth Third Funds (the "Fund Company"), a registered investment company;


     WHEREAS, FTB serves as the administrator to the Fund Company;

     WHEREAS, FTAM and FTB (collectively referred to herein as "Fifth Third") wish to have the Administrator perform certain recordkeeping, shareholder communication, and other services on Fifth Third's behalf and on behalf of each of the series or classes of shares, if any, listed on Schedule I, as amended from time to time (such series or classes being referred to as the "Fund(s)"); and

     WHEREAS, Administrator is willing to perform such services on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:


1.       Services

     During the term of this Agreement, Administrator shall perform the services set forth on Exhibit A hereto, as such exhibit may be amended from time to time by mutual consent of the parties (the "Services").


2.       Fees

     For the Services, Administrator shall receive a fee (the "Fee") which shall be calculated and paid in accordance with Exhibit B hereto. Should Exhibit A be amended to revise the Services, the parties shall also amend Exhibit B, if necessary, in order to reflect any changes in the Fee.


3.      Transaction Charges

     Administrator shall not, during the term of this Agreement, assess against or collect from its customers any transaction fee upon the purchase or redemption of any Fund's shares that are considered in calculating the Fee, except as otherwise provided in the prospectus for the Fund(s).


4.       Indemnification

          a. Administrator shall indemnify and hold harmless Fifth Third and their directors, officers, employees, and agents ("Indemnified Parties") from and against any and all losses, claims, liabilities and expenses (including reasonable attorney's fees) ("Losses") incurred by any of them arising out of (i) Administrator's dissemination of information regarding Fifth Third or a Fund that is materially incorrect and that was not provided to Administrator, or approved, by Fifth Third, its affiliated persons ("Affiliates") as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), or agents, (ii) any breach by Administrator of any representation, warranty or agreement contained in this Agreement or (iii) Administrator's willful misconduct or negligence in the performance of, or failure to perform, its obligations under this Agreement, except to the extent such Losses result from the negligence, willful misconduct or breach of this Agreement by an Indemnified Party.

          b.  In  any  event,   no  party  shall  be  liable  for  any  special,
     consequential or incidental damages.


5.       Role and Relationship of Administrator

          The parties acknowledge that the Services under this Agreement are recordkeeping, shareholder communication and related services only and are not the services of an underwriter or a principal underwriter of any Fund within the meaning of the Securities Act of 1933, as amended, or the 1940 Act. This Agreement does not grant Administrator any right to purchase shares from any Fund (although it does not preclude Administrator from purchasing any such shares), nor does it constitute Administrator an agent of Fifth Third or any Fund for purposes of selling shares of any Fund to any dealer or the public. To the extent Administrator is involved in the purchase of shares of any Fund by Administrator's customers, such involvement will be as agent of such customer only.


6.      Notices

          All notices required by this Agreement shall be in writing and delivered via certified mail, return receipt requested. All such notices shall be made:

        if to Administrator, to:    American United Life Insurance Company
                                    One American Square
                                    Indianapolis, IN 46282
                                    Attention: John C. Swhear, Esq.


         if to Fifth Third, to the address given below in the signature block.

7.       Nonexclusivity

          Each party acknowledges that the other may enter into agreements similar to this Agreement with other parties for the performance of services similar to those to be provided under this Agreement, unless otherwise agreed to in writing by the parties.

8.       Assignability

          This Agreement is not assignable by any party without the other parties' prior written consents and any attempted assignment in contravention hereof shall be null and void; provided, however, that Administrator may, without the consent of Fifth Third, assign its rights and obligations under this Agreement to any Affiliate.

9.       Exhibits and Schedules

          All Exhibits and Schedules attached to this Agreement, as they may be amended from time to time, are by this reference incorporated into and made a part of this Agreement.

10.      Entire Agreement; Amendment

          This Agreement, (including the Exhibits and Schedules hereto), constitute the entire agreement between the parties as to the subject matter hereof and supersede any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the time at which this Agreement has been executed and delivered by Administrator and Fifth Third. This Agreement and the Exhibits and Schedules hereto may be amended only by a writing executed by each party hereto that is to be bound by such amendment.

11.      Governing Law

          This Agreement will be governed by and interpreted under the laws of the State of Indiana as applied to contracts entered into and to be performed entirely within that state.


12.      Counterparts

          This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

13.      Effectiveness of Agreement; Termination

               a. This Agreement will become effective as to a Fund as of the later of (i) the date set forth on Schedule I opposite the name of the Fund or (ii) such later date as Administrator may, in its discretion, designate.

               b. This Agreement may be terminated as to a Fund by any party (i) upon sixty (60) days' written notice to the other parties or (ii) upon such shorter notice as is required by law, order, or instruction by a court of competent jurisdiction or a regulatory body or selfregulatory organization with jurisdiction over the terminating party or (iii) automatically, effective on the day following the termination of any shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act ("Shareholder Servicing Plan") by any Fund that has a Shareholder Servicing Plan in effect as of the effective date of this Agreement, provided that a portion of the Fee is paid pursuant to the Shareholder Servicing Plan.

               c. After the date of termination as to a Fund, Fifth Third will not be obligated to pay the Fee with respect to any shares of the Fund that are first held in Administrator customer accounts after the date of such termination. Fifth Third will remain obligated to pay Administrator the Fee as to each share of the Fund that was considered in the calculation of the Fee as of the date of termination (a "Pre-Termination Share"), for so long as such PreTermination Share is held in any Administrator customer account and Administrator continues to perform substantially all of the Services as to such Pre-Termination Share. Further, for so long as Administrator continues to perform the Services as to any Pre-Termination Shares, this Agreement will otherwise remain in full force and effect as to such Pre-Termination Shares. Fifth Third shall reimburse Administrator promptly for any reasonable expenses Administrator incurs in effecting any termination of this Agreement, including delivery to Fifth Third of any records, instruments, or documents reasonably requested by Fifth Third.

     IN WITNESS WHEREOF, the parties have executed this Agreement by a duly authorized representative of the parties hereto. FIFTH THIRD SECURITIES, INC. FIFTH THIRD BANK By: By: Name: Name: Title: Title:

                                               Address: 38 Fountain Square Plaza
                                                          Cincinnati, Ohio 45263
                                                            Attention: Rick Ille
FIFTH THIRD ASSET MANAGEMENT, INC.


By:
Name:
Title:
Address:          38 Fountain Square Plaza
                  Cincinnati, Ohio 45263
                  Rick Ille

                                    EXHIBIT A
                                    SERVICES

1.       Record Maintenance

     Administrator shall maintain the following records with respect to a Fund for each customer who holds Fund shares in an Administrator brokerage account:

          a. Number of shares;

          b. Date, price and amount of purchases and redemptions (including dividend reinvestments) and dates and amounts of dividends paid for at least the current year to date;

          c. Name and address of the customer, including zip codes. and social security numbers or taxpayers identification numbers;

          d. Records of distributions and dividend payments;

          e. Any transfers of shares;

          f. Overall control records;

          g.   Records  of  the  date  and  time  of  all  orders   received  by
          Administrator;

          h. The number of Administrator brokerage accounts which contain Qualifying Shares, (as defined in Exhibit B hereto), on a monthly basis.

     Administrator shall provide the information described in item h. above to Fifth Third on a monthly basis in connection with invoicing for payment of the Fee.


2.       Shareholder Communications


Administrator shall:

     a. Provide, to a shareholder mailing agent employed by each Fund for the purpose of mailing certain Fund-related materials, the names and addresses of all Administrator customers who hold shares of such Fund in their Administrator brokerage accounts. Such shareholder mailing agent shall be a person or entity engaged by such fund and the Fund-related materials to be sent by such agent shall consist of updated prospectuses and any supplements and amendments thereto, annual and other periodic reports, proxy or information statements and other appropriate shareholder communications.

     b. Mail current Fund prospectuses and statements of additional information and annual and other periodic reports upon customer request and, as applicable, with confirmation statements;

     c. Mail statements to customers on a monthly basis (or, as to accounts in which there has been no activity in a particular month, no less frequently than quarterly) showing, among other things, the number of shares of each Fund owned by such customer and the net asset value of such Fund as of a recent date;

     d. Produce and mail to customers confirmation statements reflecting purchases and redemptions of shares of each Fund in Administrator brokerage accounts;

     e. Respond to customer inquiries regarding, among other things, share prices, ' account balances, dividend amounts and dividend payment dates; and

     f. With respect to Fund shares purchased by customers after the effective date of this Agreement, provide average cost basis reporting to the customers to assist them in preparation of income tax returns.

3.       Transactional Services

     Administrator shall communicate, as to shares of each Fund, purchase, redemption and exchange orders reflecting the orders it receives from its customers. Administrator shall also communicate, as to shares of each Fund, mergers, splits and other reorganization activities.

4.       Tax Information Returns and Reports

     Administrator shall prepare and file with the appropriate governmental agencies, such information, returns and reports as are required to be so filed for reporting (i) dividends and other distributions made, (ii) amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and (iii) gross proceeds of sales transactions as required.

5.       Fund Communciations

     Administrator shall, on a daily basis and for each Fund, report the number of shares on which the Fee-is to be paid pursuant to this Agreement and the number of shares on which no such Fee is to be paid. Administrator shall also provide each Fund with monthly summaries of reports. Such summaries shall be expressed in both shares and dollar amounts.

                                   EXHIBIT B

                               Calculation of Fee


     1. The Fee shall be calculated by multiplying the Daily Value of Qualifying Shares (defined below) times the appropriate Fee Rate (indicated below). The Fee shall be computed daily and paid monthly in arrears.

     2. The Daily Value of Qualifying Shares is the aggregate daily value of all shares of the Fund held in Administrator brokerage accounts, subject to the following exclusions ("Qualifying Shares"). There shall be excluded from the shares (i) shares as to which a brokerage customer paid Administrator a transaction fee upon the purchase of such shares, (ii) shares held in an Administrator brokerage account prior to the effective date of this Agreement as to the Fund and (iii) shares first held in an Administrator brokerage account after the termination of this Agreement as to the Fund.

     3. The Fee Rate is determined based on the aggregate value of the Qualifying Shares of all Funds listed on all Schedule I's, as amended from time to time as of the prior review date. The review dates are December 31 and June
30. The Fee Rate is effective from the next business day following the review date up to and including the next review date. The Fee Rates are as follows:

Aggregate Value of Qualifying Shares              Fee Rate


Up to and including $ million                    basis points per annum


Over $ million                                   basis points per annum


The rate scale is not intended to produce a "blended rate". Rather, once a threshold is reached, the rate applicable to the total amount of assets will be used for all assets. Thus, if the aggregate value of Qualifying Shares of all such Funds is $_ million as of a review date, the Fee Rate will be _ basis points (to be applied to the Daily Value of Qualifying Shares) until the next review date.

     4. For purposes of this Exhibit, the daily value of the shares of each Fund will be the net asset value reported by such Fund to the National Association of Securities Dealers, Inc. Automated Quotation System. No adjustments will be made to the net asset values to correct errors in the net asset values so reported for any day unless such error is corrected and the corrected net asset value per share is reported to Administrator before 5 o'clock, p.m., Eastern Standard time, on the first business day after the day to which the error relates.

     5. At the request of Fifth Third, Administrator shall provide, on each business. day, a statement detailing the calculation for each Fund, the aggregate value of the Qualifying Shares of each Fund and the amount of the Fee for each Fund. As soon as practicable after the end of the month, Administrator shall also provide to Fifth Third an invoice for the amount of the Fee due for each Fund. In the calculation of such Fee, Administrator's records shall govern unless an error can be shown in the number of shares used in such calculation.

     6. Fifth Third shall pay Administrator the Fee within thirty (30) days after Fifth Third's receipt of such statement: Such payment shall be by wire transfer, unless the amount thereof is less than $250. Such wire transfers shall be separate from wire transfers of redemption proceeds or distributions under the Operating Agreement. Amounts less than $250 may, at Fifth Third's discretion, be paid by check.

                                   SCHEDULE I
                    TO THE INSTITUTIONAL SERVICES AGREEMENT



Fund                                                          Effective Date



Indicates  that Fund is a "no  load" or "no sales  charge"  Fund as  defined  in
Section 26 of the NASD's Rules of Fair Practice.


                                                             By:
                                                             Name:
                                                             Title:
                                                             Date:


Acknowledged by

                                                       Accepted by ADMINISTRATOR

By:
Name:
Title:
Date:

                                DATA SHEET FOR A
                      BROKER-DEALER SELLING AGREEMENT WITH
                     AMERICAN UNITED LIFE INSURANCE COMPANY

To enter into a selling agreement with American United Life Insurance Company, please provide responses to the following statements and supply the information or materials requested.

     1. Name of Broker-Dealer (B/D) Fifth Third Securities

     2. Address 38 Fountain Square Plaza Cincinnati OH 45263

     Telephone Number 513-534-8854 Fax Number 513-534-0890

     Federal Tax ID 31-085-4433 E-mail Address

     3. Name of Administrative Contact Vicki Loew

     Telephone Number 513-534-8854 Fax Number 513-534-0890

     E-Mail Address vivki.loew@53.com

     4. Name of Licensing Contact Person Lori Pegg

     Telephone Number 513-534-1885 Fax Number 513-534-0890

     E-Mail Address lori.peggc@53.com

     5. Name of Registered Representative Initiating this Request for a Selling Agreement Paul Dietz

     Address 251 N Illinois Street, Ste. 1000 Indianapolis, IN 46204

     Telephone Number 317-383-2044 Fax Number 317-383-2169

     Email Address: Paul.Dietz@53.com

     6. Number of Registered Representatives 3 Number of Branch Offices 1

     7. Has any court, regulatory agency or exchange ever entered an order against B/D or any of its licensed entities, related to investments or fraud? NO

     8. Has the B/D or any of its licensed entities ever filed bankruptcy? NO

     9. Has the B/D or any of its licensed entities ever applied for a bond and had the application denied or had a bond canceled or revoked? NO

     10.  Provide   Commission  Detail  Listing  to  You  and  your  Registered
Representatives for business assigned to them

                          CHECKLIST FOR BROKER-DEALER

Please complete, sign and return this Data Sheet with the following documents:

     B/D's current Life and Variable Corporate Insurance Licenses for the resident state all other states where business is to be conducted, AND all affiliated entities who are licensed as insurance agencies.

     Please provide a list of all affiliated entities and their Federal Tax ID (attach a seperate page if additional entries are needed)

Licensed Third Party Entity and Address         Tax Identification Number
Fifth Third Insurance Agency, Inc.              ID 31-1282942

     Note: If a third party agency is to receive commissions from AUL and the B/D does not sign Exhibit B in the Selling Agreement from the B/D's legal counsel will be required identifying the no action letter relied upon confirmation that each of the circumstances set forth in the no action letter have been complied with a representative that B/D's operst on identical or meets the criteria of letter being relied on, and that to teh best of counsel's knowledge and belief that the SEC has not responded or modified its no action and that the letter was orignally released.

     Payment of compensation must be paid to a licensed and appointed agency adn will not be paid to a branch manager.

                           Checklist for Individuals

     Before you registered representatives may solicit, offer and sell AUL variable contracts, we must appoint them and receive notice that their appointment is effective with the state insurance department for the state or states in which they will be selling. Appointment laws and the time it takes to be appointed vary widely with each state. AUL policy prohibits accepting any variable application prior to the effective date of appointment through AUL.

     AUL needs the following information for each registered representative and or licensed officer/agent of B/D who has expressed an interest in selling our products:

     Copy of each representative's current life, health and variable contracts and LTC Certificate (if applicable) for each state in which he or she intends to solicit, offer and sell AUL products.

     Signed state appointment form, if applicable (AL if disciplinary history, GA, MA and WV nonresident)

     Completed "Appointment Application for Individuals for each representative.

     The broker/dealer authorizes AUL to review its NASD CRD Form B/D including registrations and disciplinary history of the Broker/Dealer or associated persons.

Attested to by:
                    Signature                   Date:

                   Printed Name and Title: (must be an officer or broker/dealer)




PLEASE RETURN THESE FORMS TO: Gerri-Hanson, 718 A, American United Life Insurance Company, PO Box 368, Indianapolis, IN 46206-0368,
Telephone Number 317-285-1014.